Exhibit 99.1
2Q 2008 Earnings July 31, 2008

Net Income 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 200 47 -40 -82 4.464 Net Income 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3.17 0.34 -0.29 -0.6 0.03 2003-2006 Average 22.47 20.05 16.33 EPS (Diluted) $ in millions, unless noted 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 Refining 791 132 9 (87) 85 Retail (0) 4 (1) (28) (11) Corporate and Unallocated (62) (37) (57) (43) (47) Interest and Financing Costs (30) (28) (20) (27) (34) Interest Income and Other 11 4 4 47* 5 Net Income $ 443 $ 47 $ (40) $ (82) $ 4 EPS (Diluted) $ 3.17 $ 0.34 $ (0.29) $ (0.60) $ 0.03 * Includes a $45 million net refund received from the Trans-Alaskan Pipeline System

2Q 2008 Gross Margin Reconciliation $/bbl Reported Gross Margin LIFO Hedge* Revised Gross Margin** California California WC 3-2-1 $21.40 $21.40 Capture Rate 65% 78% Gross Margin $13.98 $0.67 $(3.47) $16.78 Pacific Northwest Pacific Northwest PNW 5-3-1-1 $20.53 $20.53 Capture Rate 42% 31% Gross Margin $8.63 $3.64 $(1.32) $6.31 Mid-Pacific Mid-Pacific PNW 5-3-1-1 $20.53 $20.53 Capture Rate -31% -14% Gross Margin $(6.33) $0.24 $(3.65) $(2.92) Mid-Continent Mid-Continent G3 3-2-1 $13.49 $13.49 Capture Rate 103% 106% Gross Margin $13.86 $0.38 $(0.88) $14.36 * Hedge gains and losses are recorded primarily in the region in which the barrels are received ** Reported gross margin per barrel adjusted to exclude the impacts of our 2008 2nd Quarter LIFO liquidation and losses on derivative positions.

Tesoro System - Benchmark Crackspread vs Index Crude Benchmark Crude Index ANS 0.82 0.42 WTI 0.18 0.28 Kern River 0 0.23 TAPIS 0 0.04 DURI 0 0.03 Vacuum Gas Oil 0 0.01 Product Benchmark Product Index Gasoline 0.64 0.51 Diesel 0.28 0.17 Jet 0.08 0.11 Fuel Oil 0.08 Vacuum Gas Oil 0.05 Propane 0.04 Coke 0.02 Naphtha 0.01

2008 Goal Update Dec 31 2007 Mar 31 2008 Jun 30 2008 Jul 31 2008 Estimate Revolver Borrowings 120 545 245 0 Cash 23 41 24 100 Revolver Borrowings & Cash Inventory Goal: Realize approximately $750 million to $1 billion in cash from operations through reductions in operating, administrative and crude costs, reductions in capital expenditures and to optimize working capital with the purpose of reducing revolver borrowings and funding the revised capital program. Dec 31 2007 Mar 31 2008 Jun 30 2008 Finished Product 28866 30426 27581 Feedstock 12487 13227 12185 28,900 30,400 27,600

3Q 2008 Guidance Pacific Northwest Mid- Pacific Mid-Continent California Throughput (MBPD) 150 - 160 70 - 80 110 - 120 275 - 285 Operating Expense ($/bbl) $ 4.10 $ 2.90 $ 3.30 $ 7.80 $ in millions, unless noted Corporate / System Refining Depreciation $ 85 Corporate Expense $ 50 Interest Expense before Interest Income $ 25 Marginal Tax Rate 39%

2Q 2008 Benchmark Crack Spreads* Group 3 California Pacific Northwest * See appendix for crack spread detail Source: Platt's G3 4/1/2008 4/2/2008 4/3/2008 4/4/2008 4/5/2008 4/6/2008 4/7/2008 4/8/2008 4/9/2008 4/10/2008 4/11/2008 4/12/2008 4/13/2008 4/14/2008 4/15/2008 4/16/2008 4/17/2008 4/18/2008 4/19/2008 4/20/2008 4/21/2008 4/22/2008 4/23/2008 4/24/2008 4/25/2008 4/26/2008 4/27/2008 4/28/2008 4/29/2008 4/30/2008 5/1/2008 5/2/2008 5/3/2008 5/4/2008 5/5/2008 5/6/2008 5/7/2008 5/8/2008 5/9/2008 5/10/2008 5/11/2008 5/12/2008 5/13/2008 5/14/2008 5/15/2008 5/16/2008 5/17/2008 5/18/2008 5/19/2008 5/20/2008 5/21/2008 5/22/2008 5/23/2008 5/24/2008 5/25/2008 5/26/2008 5/27/2008 5/28/2008 5/29/2008 5/30/2008 5/31/2008 6/1/2008 6/2/2008 6/3/2008 6/4/2008 6/5/2008 6/6/2008 6/7/2008 6/8/2008 6/9/2008 6/10/2008 6/11/2008 6/12/2008 6/13/2008 6/14/2008 6/15/2008 6/16/2008 6/17/2008 6/18/2008 6/19/2008 6/20/2008 6/21/2008 6/22/2008 6/23/2008 6/24/2008 6/25/2008 6/26/2008 6/27/2008 6/28/2008 6/29/2008 6/30/2008 2004 8.88 8.81 8.81 8.81 8.78 9.03 9.65 10.3 10.3 10.3 10.3 10.84 10.67 11.38 11.71 11.14 11.14 11.14 10.82 10.48 10.03 10.83 10.59 10.59 10.59 11.33 11.47 12.26 12.56 12.53 12.53 12.53 13.03 14.02 13.91 14.31 14.54 14.54 14.54 13.73 13.53 14.57 14.58 14.49 14.49 14.49 14.2 13.84 14.85 15.18 13.91 13.91 13.91 13.7 12.72 12.91 12.42 12 12 12 12 12.04 11.77 10.85 10.08 10.08 10.08 10.77 11.17 11 10.42 10.42 10.42 10.42 9.58 9.57 9.02 9.82 9.9 9.9 9.9 9.38 10.48 10.76 11.27 11.23 11.23 11.23 10.3 10.22 10.21 2005 14.47 14.47 14.47 14.5 13.99 12.64 10.86 10.29 10.29 10.29 10.47 11.96 12.09 12.83 12.76 12.76 12.76 13.09 13.75 13.69 15.39 13.9 13.9 13.9 16.28 12.83 12.98 12.99 13.44 13.44 13.44 12.16 11.82 11.4 10.96 10.76 10.76 10.76 10.44 11.51 11.67 11.71 10.98 10.98 10.98 10.76 11.57 12.58 13.45 11.39 11.39 11.39 10.26 10.43 10.39 10.47 10.55 10.55 10.55 10.55 9.86 10.61 10.68 10.99 10.99 10.99 10.88 10.99 10.99 12.04 12 12 12 11.26 11.01 10.59 10.57 10.29 10.29 10.29 9.81 9.37 9.58 9.99 9.06 9.06 9.06 9.12 8.59 8.28 8.63 2006 16.2 16.2 15.56 16.63 17.39 18.9 18.16 18.16 18.16 19 20.38 21.35 20.95 20.95 20.95 20.95 23 23.89 23.58 22.67 21.64 21.64 21.64 23.93 25.04 20.38 18.62 18.22 18.22 18.22 18.82 18.37 16.95 16.02 18.01 18.01 18.01 17.85 18.83 21.48 21.54 20.58 20.58 20.58 18.17 16.71 15.28 15.7 16.54 16.54 16.54 16.64 16.75 14.89 16.62 17.2 17.2 17.2 17.2 17.46 16.84 19.41 19.83 19.83 19.83 19.37 20.25 19.95 20.22 21.52 21.52 21.52 22.45 21.53 19.39 18.01 17.83 17.83 17.83 16.8 17.94 19.69 20.94 21.37 21.37 21.37 22.73 23.17 23.79 25.64 23.91 2007 22.85 22.99 24.26 27.31 28.56 28.56 28.56 28.56 29.19 30.04 30.94 30.38 30 30 30 27.08 23.91 23.47 24.78 25.47 25.47 25.47 26.12 27.85 28.88 29.04 29.44 29.44 29.44 30.66 33.16 33.4 34.73 36.09 36.09 36.09 37.96 37.98 39.47 43.34 43.3 43.3 43.3 40.39 40.66 44.23 45.86 42.34 42.34 42.34 39.74 34.79 34.1 37.79 37.69 37.69 37.69 37.69 34.87 33.06 31.65 33.22 33.22 33.22 29.78 28.74 26.63 26.26 26.67 26.67 26.67 27 26.45 26.78 27.1 27.82 27.82 27.82 27.58 27.08 27.31 28.24 29.05 29.05 29.05 29.61 27.74 27.33 26.5 26.24 26.24 2008 15.51 16.2 15.35 14.28 14.28 14.28 13.49 12.71 12.37 12.53 13.17 13.17 13.17 12.89 12.95 13.9 14.05 13.31 13.31 13.31 12.04 11.37 12.44 13.23 12.51 12.51 12.51 12.49 12.18 12.5 12.25 12.37 12.37 12.37 12.86 12.77 12.87 14.02 15.26 15.26 15.26 14.55 15.79 16.11 15.69 16.14 16.14 16.14 15.5 16.35 17.61 17.83 16.83 16.83 16.83 16.83 17.38 17.12 16.98 16.1 16.1 16.1 18.13 19.02 14.46 13.87 12.91 12.91 12.91 10.76 10.26 11.75 12.41 11.36 11.36 11.36 10.51 11.26 11 10.8 11.63 11.63 11.63 11.14 10.73 10.44 9.07 8.41 8.41 8.41 8.32 5 Year Range 22.85 22.99 24.26 27.31 28.56 28.56 28.56 28.56 29.19 30.04 30.94 30.38 30 30 30 27.08 23.91 23.89 24.78 25.47 25.47 25.47 26.12 27.85 28.88 29.04 29.44 29.44 29.44 30.66 33.16 33.4 34.73 36.09 36.09 36.09 37.96 37.98 39.47 43.34 43.3 43.3 43.3 40.39 40.66 44.23 45.86 42.34 42.34 42.34 39.74 34.79 34.1 37.79 37.69 37.69 37.69 37.69 34.87 33.06 31.65 33.22 33.22 33.22 29.78 28.74 26.63 26.26 26.67 26.67 26.67 27 26.45 26.78 27.1 27.82 27.82 27.82 27.58 27.08 27.31 28.24 29.05 29.05 29.05 29.61 27.74 27.33 26.5 26.24 26.24 Min 8.88 8.81 8.81 8.81 8.78 9.03 9.65 10.29 10.29 10.29 10.3 10.84 10.67 11.38 11.71 11.14 11.14 11.14 10.82 10.48 10.03 10.83 10.59 10.59 10.59 11.33 11.47 12.26 12.56 12.53 12.53 12.16 11.82 11.4 10.96 10.76 10.76 10.76 10.44 11.51 11.67 11.71 10.98 10.98 10.98 10.76 11.57 12.58 13.45 11.39 11.39 11.39 10.26 10.43 10.39 10.47 10.55 10.55 10.55 10.55 9.86 10.61 10.68 10.85 10.08 10.08 10.08 10.77 10.99 11 10.42 10.42 10.42 10.42 9.58 9.57 9.02 9.82 9.9 9.9 9.81 9.37 9.58 9.99 9.06 9.06 9.06 9.12 8.59 8.28 8.63 PNW 4/1/2008 4/2/2008 4/3/2008 4/4/2008 4/5/2008 4/6/2008 4/7/2008 4/8/2008 4/9/2008 4/10/2008 4/11/2008 4/12/2008 4/13/2008 4/14/2008 4/15/2008 4/16/2008 4/17/2008 4/18/2008 4/19/2008 4/20/2008 4/21/2008 4/22/2008 4/23/2008 4/24/2008 4/25/2008 4/26/2008 4/27/2008 4/28/2008 4/29/2008 4/30/2008 5/1/2008 5/2/2008 5/3/2008 5/4/2008 5/5/2008 5/6/2008 5/7/2008 5/8/2008 5/9/2008 5/10/2008 5/11/2008 5/12/2008 5/13/2008 5/14/2008 5/15/2008 5/16/2008 5/17/2008 5/18/2008 5/19/2008 5/20/2008 5/21/2008 5/22/2008 5/23/2008 5/24/2008 5/25/2008 5/26/2008 5/27/2008 5/28/2008 5/29/2008 5/30/2008 5/31/2008 6/1/2008 6/2/2008 6/3/2008 6/4/2008 6/5/2008 6/6/2008 6/7/2008 6/8/2008 6/9/2008 6/10/2008 6/11/2008 6/12/2008 6/13/2008 6/14/2008 6/15/2008 6/16/2008 6/17/2008 6/18/2008 6/19/2008 6/20/2008 6/21/2008 6/22/2008 6/23/2008 6/24/2008 6/25/2008 6/26/2008 6/27/2008 6/28/2008 6/29/2008 6/30/2008 2004 17.76 18.71 18.71 18.71 18.61 17.96 18.33 19.53 19.53 19.53 19.53 20.36 20.91 21.28 20.73 19.92 19.92 19.92 18.5 18.74 19.14 20.2 19.62 19.62 19.62 21.03 22.1 22.63 23.42 23.67 23.67 23.67 25.54 27.97 27.56 29.99 30.13 30.13 30.13 28.73 27.14 26.82 27.05 26.7 26.7 26.7 26.2 25.86 24.42 24.88 22.58 22.58 22.58 21.41 20.31 19.78 13.48 12.94 12.94 12.94 12.94 11.39 12.8 12.14 12.45 12.45 12.45 11.66 12.3 10.51 10.21 10.21 10.21 10.21 10.65 11.36 10.33 11 11.44 11.44 11.44 12.86 13.55 14.32 14.69 14.71 14.71 14.71 14.66 15.2 14.69 2005 25.84 25.84 25.84 28.12 29.15 28.99 28.19 25.78 25.78 25.78 24.92 27.68 27.7 26.86 27.55 27.55 27.55 27.07 26.62 25.65 26.03 24.46 24.46 24.46 27 23.35 25.78 24.02 25.29 25.29 25.29 22.26 21.95 21.49 20.14 18.47 18.47 18.47 17.65 16.49 15.34 16.02 14.8 14.8 14.8 14.05 14.53 16.48 17.52 16.16 16.16 16.16 15.08 14.81 15.1 14.47 14.08 14.08 14.08 14.08 13.42 14.78 15.94 16.35 16.35 16.35 17.36 17.66 17.97 18.57 18.01 18.01 18.01 16.77 16.35 16.38 16.11 15.98 15.98 15.98 15.98 15.37 15.71 16.35 15.06 15.06 15.06 15.02 14.61 14.49 13.91 2006 21.58 21.58 20.83 21.12 22.28 23.49 23.5 23.5 23.5 24.18 24.86 26.02 25.56 25.56 25.56 25.56 27.43 30.8 31.16 32.58 31.4 31.4 31.4 35.44 39.28 35.36 34.84 33.98 33.98 33.98 36.45 38.22 39.71 35.18 37.86 37.86 37.86 37.42 37.39 39.92 40.04 38.23 38.23 38.23 36.53 34.98 33.14 32.32 29.86 29.86 29.86 29.15 28.55 27.58 29.9 29.83 29.83 29.83 29.83 30.01 29.68 30.34 28.95 28.95 28.95 27.23 27 25.41 25.16 25.28 25.28 25.28 24.8 23.65 22.18 21.52 20.36 20.36 20.36 19.5 20.35 21.15 22.28 22.44 22.44 22.44 24.14 25.23 24.58 27.78 24.57 2007 29.09 27.87 28.24 31.1 31.84 31.84 31.84 31.84 32.15 33.45 34 33.88 35.5 35.5 35.5 32.87 30.96 31.37 34.66 34.32 34.32 34.32 33.89 35.73 36.63 37.3 38.3 38.3 38.3 36.56 37.02 38.43 37.81 38.43 38.43 38.43 37.58 37.2 37.46 40.17 40.47 40.47 40.47 38.79 36.26 32.29 35.66 34.64 34.64 34.64 32.46 30.46 31.08 32.8 32.54 32.54 32.54 32.54 29.28 27.7 26.78 27.79 27.79 27.79 27.26 27.08 25.78 22.78 23.08 23.08 23.08 23.41 22.5 22.79 22.28 23.06 23.06 23.06 22.81 23.59 24.1 22.88 23.28 23.28 23.28 23.25 21.58 20.23 19.2 19.97 19.97 2008 17.73 23.12 22.89 24.79 24.79 24.79 23.54 23.04 23.56 23.51 22.92 22.92 22.92 20.49 20.5 20.38 19.67 19.54 19.54 19.54 18.87 18.03 19.17 19.41 18.05 18.05 18.05 16.69 17.16 17.57 17.58 17.7 17.7 17.7 17.41 16.45 15.89 16.88 16.86 16.86 16.86 15.67 18.67 18.91 19.71 19.54 19.54 19.54 19.56 23.24 23.74 24.91 25.46 25.46 25.46 25.46 28.12 27.11 28.86 29.23 29.23 29.23 33.46 34.57 25.22 28.2 25.38 25.38 25.38 24.74 23.01 24.36 24.55 22.27 22.27 22.27 21.26 22.56 21.11 20.43 20.13 20.13 20.13 18.86 17.77 16.49 15.6 15.47 15.47 15.47 15 5 Year Range 29.09 27.87 28.24 31.1 31.84 31.84 31.84 31.84 32.15 33.45 34 33.88 35.5 35.5 35.5 32.87 30.96 31.37 34.66 34.32 34.32 34.32 33.89 35.73 39.28 37.3 38.3 38.3 38.3 36.56 37.02 38.43 39.71 38.43 38.43 38.43 37.86 37.42 37.46 40.17 40.47 40.47 40.47 38.79 36.53 34.98 35.66 34.64 34.64 34.64 32.46 30.46 31.08 32.8 32.54 32.54 32.54 32.54 29.83 30.01 29.68 30.34 28.95 28.95 28.95 27.23 27 25.41 25.16 25.28 25.28 25.28 24.8 23.65 22.28 23.06 23.06 23.06 22.81 23.59 24.1 22.88 23.28 23.28 23.28 23.25 24.14 25.23 24.58 27.78 24.57 Min 17.76 18.71 18.71 18.71 18.61 17.96 18.33 19.53 19.53 19.53 19.53 20.36 20.91 21.28 20.73 19.92 19.92 19.92 18.5 18.74 19.14 20.2 19.62 19.62 19.62 21.03 22.1 22.63 23.42 23.67 23.67 22.26 21.95 21.49 20.14 18.47 18.47 18.47 17.65 16.49 15.34 16.02 14.8 14.8 14.8 14.05 14.53 16.48 17.52 16.16 16.16 16.16 15.08 14.81 15.1 14.47 13.48 12.94 12.94 12.94 12.94 11.39 12.8 12.14 12.45 12.45 12.45 11.66 12.3 10.51 10.21 10.21 10.21 10.21 10.65 11.36 10.33 11 11.44 11.44 11.44 12.86 13.55 14.32 14.69 14.71 14.71 14.71 14.61 14.49 13.91 4/1/2008 4/2/2008 4/3/2008 4/4/2008 4/5/2008 4/6/2008 4/7/2008 4/8/2008 4/9/2008 4/10/2008 4/11/2008 4/12/2008 4/13/2008 4/14/2008 4/15/2008 4/16/2008 4/17/2008 4/18/2008 4/19/2008 4/20/2008 4/21/2008 4/22/2008 4/23/2008 4/24/2008 4/25/2008 4/26/2008 4/27/2008 4/28/2008 4/29/2008 4/30/2008 5/1/2008 5/2/2008 5/3/2008 5/4/2008 5/5/2008 5/6/2008 5/7/2008 5/8/2008 5/9/2008 5/10/2008 5/11/2008 5/12/2008 5/13/2008 5/14/2008 5/15/2008 5/16/2008 5/17/2008 5/18/2008 5/19/2008 5/20/2008 5/21/2008 5/22/2008 5/23/2008 5/24/2008 5/25/2008 5/26/2008 5/27/2008 5/28/2008 5/29/2008 5/30/2008 5/31/2008 6/1/2008 6/2/2008 6/3/2008 6/4/2008 6/5/2008 6/6/2008 6/7/2008 6/8/2008 6/9/2008 6/10/2008 6/11/2008 6/12/2008 6/13/2008 6/14/2008 6/15/2008 6/16/2008 6/17/2008 6/18/2008 6/19/2008 6/20/2008 6/21/2008 6/22/2008 6/23/2008 6/24/2008 6/25/2008 6/26/2008 6/27/2008 6/28/2008 6/29/2008 6/30/2008 2004 27.85 26.85 26.85 26.85 26.85 25.79 22.49 21.46 21.46 21.46 21.46 22.56 23.78 23.44 22.68 22.4 22.4 22.4 21.34 20.61 22.87 22.56 23.08 23.08 23.08 25.51 24.93 26.43 26.63 27.48 27.48 27.48 32.43 32.66 31.09 30.93 30.28 30.28 30.28 28.96 27.17 27.49 27.98 27.61 27.61 27.61 27.16 26.97 25.45 26.16 22.26 22.26 22.26 21.1 19.73 21.35 22.4 21.77 21.77 21.77 21.77 20.13 21.89 21.34 21.02 21.02 21.02 20.11 20.5 18.77 18 18 18 18 17.5 17.87 17.31 16.33 17.29 17.29 17.29 21.91 22.8 27.39 26.71 26.57 26.57 26.57 26.04 26.22 24.08 2005 29.21 29.21 29.21 29.96 29.33 27.81 26.12 25.13 25.13 25.13 24.94 26.67 28.24 28.66 26.37 26.37 26.37 24.84 23.55 25.21 26.87 25.08 25.08 25.08 28.63 25.85 24.34 24.11 24.71 24.71 24.71 24 24.7 23.5 20.98 19.58 19.58 19.58 18.32 18.74 17.77 18.03 17.51 17.51 17.51 17.19 19.24 20.92 21.81 19.76 19.76 19.76 17.67 16.93 17.42 18.35 17.71 17.71 17.71 17.71 16.8 17.44 17.79 18.87 18.87 18.87 18.84 19.06 18.61 19.15 18.63 18.63 18.63 17.88 17.71 17.63 18.2 18 18 18 17.6 17.75 18.94 19.56 19.23 19.23 19.23 19.3 18.9 18.08 18.79 2006 23.73 23.73 23.88 24.98 25.95 26.65 25.82 25.82 25.82 26.4 27.92 28.36 27.9 27.9 27.9 27.9 31.16 36.93 34.24 32.55 31.55 31.55 31.55 33.96 37.91 35.15 35.78 36.14 36.14 36.14 42.88 42.8 37.96 32.91 36.83 36.83 36.83 36.75 37.14 36.83 39.1 38.12 38.12 38.12 34.75 32.91 29.55 30.79 32.3 32.3 32.3 31.69 31.63 28.24 29.75 31.55 31.55 31.55 31.55 32.21 30.12 31.35 30.53 30.53 30.53 29.13 30.22 27.51 28.44 31.29 31.29 31.29 31.11 28.76 27.05 27.97 27.94 27.94 27.94 27.24 27.96 28.84 28.96 29.46 29.46 29.46 30.07 29.45 28.7 28.74 29.01 2007 37.76 35.98 35.1 34.36 34.98 34.98 34.98 34.98 37.04 36.87 41.61 45.71 42.69 42.69 42.69 40.47 37.83 36 35.04 35.75 35.75 35.75 38 38.07 39.48 38.31 38.61 38.61 38.61 39.24 39.72 44.14 41.3 39.46 39.46 39.46 34.75 35.32 37.32 37.76 37 37 37 36.27 34.81 34.66 38.86 35.67 35.67 35.67 34.67 33.35 32.82 35.33 34.98 34.98 34.98 34.98 31.28 31.21 29.34 30.16 30.16 30.16 29.21 28.78 28.31 27.11 26.59 26.59 26.59 26.99 25.47 26.12 27.46 28.29 28.29 28.29 28.34 27.43 27.29 28.36 29.03 29.03 29.03 28.84 25.7 25.37 24.37 23.98 23.98 2008 22.75 23.12 22.89 24.79 24.79 24.79 23.54 23.04 23.56 23.51 22.92 22.92 22.92 20.49 20.5 20.38 19.67 19.54 19.54 19.54 18.87 18.03 19.17 19.41 18.05 18.05 18.05 16.69 17.16 17.57 17.58 17.7 17.7 17.7 17.41 16.45 15.89 16.88 16.86 16.86 16.86 15.67 18.67 18.91 19.71 19.54 19.54 19.54 19.56 23.24 23.74 24.91 25.46 25.46 25.46 25.46 28.12 27.11 28.86 29.23 29.23 29.23 33.46 34.57 25.22 28.2 25.38 25.38 25.38 24.74 23.01 24.36 24.55 22.27 22.27 22.27 21.26 22.56 21.11 20.43 20.13 20.13 20.13 18.86 17.77 16.49 15.6 15.47 15.47 15.47 15 5 Year Range 37.76 35.98 35.1 34.36 34.98 34.98 34.98 34.98 37.04 36.87 41.61 45.71 42.69 42.69 42.69 40.47 37.83 36.93 35.04 35.75 35.75 35.75 38 38.07 39.48 38.31 38.61 38.61 38.61 39.24 42.88 44.14 41.3 39.46 39.46 39.46 36.83 36.75 37.32 37.76 39.1 38.12 38.12 38.12 34.81 34.66 38.86 35.67 35.67 35.67 34.67 33.35 32.82 35.33 34.98 34.98 34.98 34.98 31.55 32.21 30.12 31.35 30.53 30.53 30.53 29.13 30.22 27.51 28.44 31.29 31.29 31.29 31.11 28.76 27.46 28.29 28.29 28.29 28.34 27.43 27.96 28.84 29.03 29.46 29.46 29.46 30.07 29.45 28.7 28.74 29.01 Min 23.73 23.73 23.88 24.98 25.95 25.79 22.49 21.46 21.46 21.46 21.46 22.56 23.78 23.44 22.68 22.4 22.4 22.4 21.34 20.61 22.87 22.56 23.08 23.08 23.08 25.51 24.34 24.11 24.71 24.71 24.71 24 24.7 23.5 20.98 19.58 19.58 19.58 18.32 18.74 17.77 18.03 17.51 17.51 17.51 17.19 19.24 20.92 21.81 19.76 19.76 19.76 17.67 16.93 17.42 18.35 17.71 17.71 17.71 17.71 16.8 17.44 17.79 18.87 18.87 18.87 18.84 19.06 18.61 18.77 18 18 18 17.88 17.5 17.63 17.31 16.33 17.29 17.29 17.29 17.75 18.94 19.56 19.23 19.23 19.23 19.3 18.9 18.08 18.79

System Overview 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 Throughput 612 660.5 638.6 600 610 Utilization 0.9272727273 1.001515152 0.968181818 0.909090909 0.924242424 Throughput & Utilization 1Q 2008 Energy GER Accrual Reversal Repair & Main. Other 2Q 2008 1Q 2007 286 286 302 299 297 297 Bridge 27 11 3 2 Operating Expense Operational Results Planned downtime at Golden Eagle during 2Q 2008 for scheduled turnaround Throughput levels matched market demand Opex Increases Due to Rising Energy Costs Higher energy cost as a result of commissioning of Golden Eagle delayed coker

2Q 2008 Segment Operating Income Bridge 1Q 2008 Index LIFO Optimization Derivative Positions Golden Eagle TAR Opex Other 2Q 2008 1Q 2007 -115 -115 84 162 137 92 81 74 74 Bridge 84 78 33 58 45 11 7 $ in millions

Appendix

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Crack Spread Detail West Coast 3-2-1 San Francisco CARB Unleaded Gasoline x 2 San Francisco CARB Diesel x 1 ANS Long Beach Crude x 3 PNW 5-3-1-1 Seattle Unleaded Gasoline x 3 Seattle LS Diesel x 1 Los Angeles Jet x 1 ANS Long Beach Crude x 5 Group 3 3-2-1 Group 3 Unleaded Gasoline x 2 Group 3 LS Diesel x 1 WTI Cushing Crude x 3

Throughput by Refining Segment 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 2007 Planned 194 177.5 174.9 Pacific Northwest 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 86.9 77.5 71.3 Mid-Pacific 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 2007 Planned 112.6 117.5 113.9 Mid-Continent 2Q 2007* 2Q 2008 Guidance 2Q 2008 Actual 218 252.5 250.3 California * Purchased LAR in 2Q 2007

Operating Expense by Refining Segment 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 2007 Planned 2.65 3.6 3.79 Pacific Northwest 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 1.9 2.5 3.15 Mid-Pacific 2Q 2007 2Q 2008 Guidance 2Q 2008 Actual 2007 Planned 2.84 3.5 3.59 Mid-Continent 2Q 2007* 2Q 2008 Guidance 2Q 2008 Actual 6.9 8 7.87 California * Purchased LAR in 2Q 2007